Exhibit 99.1

Cardlytics Announces Fourth Quarter and Fiscal Year 2022 Financial Results
Atlanta, GA – March 1, 2023 – Cardlytics, Inc., (NASDAQ: CDLX), a digital advertising platform, today announced financial results for the fourth quarter and fiscal year ended December 31, 2022. Supplemental information is available on the Investor Relations section of the Cardlytics' website at http://ir.cardlytics.com/.
“We see a path to modest growth for 2023, especially after we lap the exit of a large customer from our channel in the second half of the year. We believe our numerous product initiatives that we are putting into place are setting us up for short and long-term success,” said Karim Temsamani, CEO of Cardlytics. “We remain laser focused on driving product innovation and solutions for our partners and advertisers, and are excited about the expanded reach, revenue opportunities and efficiency this focus will create."
“Our fourth quarter performance was in line with our quarterly guidance ranges, and despite macro-related headwinds impacting consumer spending and ad budgets, we delivered double-digit year-over-year growth in 2022,” said Andy Christiansen, CFO of Cardlytics. “We know our success is dependent on executing with a disciplined approach, and I am confident that our strategy and priorities are positioning the company for liquidity, long-term growth, and profitability.”
Fourth Quarter 2022 Financial Results
•Total revenue was $82.5 million, a decrease of (8.4)%, compared to $90.0 million in the fourth quarter of 2021.
•Net loss attributable to common stockholders was $(378.3) million, or $(11.32) per diluted share, based on 33.4 million weighted-average common shares outstanding, compared to a net loss attributable to common stockholders of $(11.8) million, or $(0.35) per diluted share, based on 33.4 million weighted-average common shares outstanding in the fourth quarter of 2021.
•Non-GAAP net loss was $(9.7) million, or $(0.29) per diluted share, based on 33.4 million weighted-average common shares outstanding in the fourth quarter of 2022, compared to a non-GAAP net loss of $(5.0) million, or $(0.15) per diluted share, based on 33.4 million weighted-average common shares outstanding in the fourth quarter of 2021.
•Billings, a non-GAAP metric, was $126.1 million, a decrease of (5.9)%, compared to $134.0 million in the fourth quarter of 2021.
•Adjusted contribution, a non-GAAP metric, was $40.0 million, a decrease of (9.2)%, compared to $44.0 million in the fourth quarter of 2021.
•Adjusted EBITDA, a non-GAAP metric, was $(6.1) million, a decrease of $8.7 million, compared to $2.6 million in the fourth quarter of 2021.
Fiscal Year 2022 Financial Results
•Total revenue was $298.5 million, an increase of 11.8%, compared to $267.1 million in 2021.
•Net loss attributable to common stockholders was $(465.3) million, or $(13.92) per diluted share, based on 33.4 million weighted-average common shares outstanding, compared to a net loss attributable to common stockholders of $(128.6) million, or $(3.99) per diluted share, based on 32.2 million weighted-average common shares outstanding in 2021.
•Non-GAAP net loss was $(57.4) million, or $(1.72) per diluted share, based on 33.4 million weighted-average common shares outstanding in 2022, compared to a loss of $(38.7) million, or $(1.20) per diluted share, based on 32.2 million weighted-average common shares outstanding in 2021.
•Billings, a non-GAAP metric, was $442.5 million, an increase of 12.3%, compared to $394.1 million in 2021.
•Adjusted contribution, a non-GAAP metric, was $143.0 million, an increase of 10.3%, compared to $129.6 million in 2021.
•Adjusted EBITDA, a non-GAAP metric, was a loss of $(45.2) million, a decrease of $(32.9) million, compared to a loss of $(12.2) million in 2021.

Key Metrics
•Cardlytics MAUs in the quarter were 182.7 million, an increase of 4.2%, compared to 175.4 million in the fourth quarter of 2021. For full year 2022, Cardlytics MAUs were 186.7 million, an increase of 9.2%, compared to 170.9 million in 2021.
•Cardlytics ARPU in the quarter was $0.45, a decrease of (7.8)%, compared to $0.49 in the fourth quarter of 2021. For full year 2022, Cardlytics ARPU was $1.55, an increase of 2.6%, compared to $1.51 in 2021.
•Bridg ARR was $23.1 million in the fourth quarter of 2022, an increase of 51.3% compared to $15.3 million in the fourth quarter of 2021.
Definitions of MAUs, ARPU and ARR are included below under the caption “Non-GAAP Measures and Other Performance Metrics.”
First Quarter 2023 Financial Expectations
Cardlytics anticipates billings, revenue, and adjusted contribution to be in the following ranges (in millions):

Q1 2023 Guidance
Billings(1)	$84.0 - $93.0
Revenue	$54.0 - $63.0
Adjusted contribution(2)	$26.0 - $31.0
Adjusted EBITDA(3)	($17.0) - ($10.0)
(1)A reconciliation of billings to GAAP revenue on a forward-looking basis is presented below under the heading "Reconciliation of Forecasted GAAP Revenue to Billings."
(2)A reconciliation of adjusted contribution to GAAP gross profit on a forward-looking basis is not available without unreasonable efforts due to the high variability, complexity and low visibility with respect to the items excluded from this non-GAAP measure.
(3)A reconciliation of adjusted EBITDA to GAAP net loss on a forward-looking basis is not available without unreasonable efforts due to the high variability, complexity and low visibility with respect to the items excluded from this non-GAAP measure.
Earnings Teleconference Information
Cardlytics will discuss its fourth quarter and fiscal year 2022 financial results during a teleconference today, March 1, 2023, at 5:00 PM ET / 2:00 PM PT. A live dial-in will be available after registering at http://ir.cardlytics.com/. Shortly after the conclusion of the call, a replay of this conference call will be available through 8:00 PM ET on March 8, 2023 on the Cardlytics Investor Relations website at http://ir.cardlytics.com/. Following the completion of the call, a recorded replay of the webcast will be available on Cardlytics’ website.
About Cardlytics
Cardlytics (NASDAQ: CDLX) is a digital advertising platform. We partner with financial institutions to run their rewards programs that promote customer loyalty and deepen relationships. In turn, we have a secure view into where and when consumers are spending their money. We use these insights to help marketers identify, reach, and influence likely buyers at scale, as well as measure the true sales impact of marketing campaigns. Headquartered in Atlanta, Cardlytics has offices in New York, Palo Alto, Austin, Los Angeles, Detroit, Champaign, and London. Learn more at www.cardlytics.com.
Cautionary Language Concerning Forward-Looking Statements:
This press release contains "forward-looking statements" within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, including but not limited to, our financial guidance for the first quarter of 2023, our path to modest growth, the short- and long-term success of our product initiatives, our ability to achieve liquidity, long-term growth and profitability, the potential benefits of expanding our range of offerings and addressable markets and continuing progress across our strategic priorities. These forward-looking statements are made as of the date they were first issued and were based on current expectations, estimates, forecasts and projections as well as the beliefs and assumptions of management. Words such as "expect," "anticipate," "should," "believe," "hope," "target," "project," "goals," "estimate," "potential," "predict," "may," "will," "might," "could," "intend," or variations of these terms or the negative of these terms and similar expressions are intended to identify these forward-looking statements. Forward-looking statements are subject to a number of risks and uncertainties, many of which involve factors or circumstances that are beyond our control.

Our actual results could differ materially from those stated or implied in forward-looking statements due to a number of factors, including but not limited to: risks related to unfavorable conditions in the global economy and the industries that we serve; our quarterly operating results have fluctuated and may continue to vary from period to period; our ability to sustain our revenue growth and billings; risks related to the integration of Dosh, Bridg and Entertainment with our company; potential payments under the Merger Agreement with Bridg; risks related to our substantial dependence on our Cardlytics platform; risks related to our substantial dependence on JPMorgan Chase Bank, National Association (“Chase”), Bank of America, National Association ("Bank of America"), Wells Fargo Bank, National Association (“Wells Fargo”) and a limited number of other financial institution (“FI”) partners; risks related to our ability to maintain relationships with Chase, Wells Fargo and Bank of America; the amount and timing of budgets by marketers, which are affected by budget cycles, economic conditions and other factors, including the impact of the COVID-19 pandemic; our ability to generate sufficient revenue to offset contractual commitments to FIs; our ability to attract new partners, including FI partners, and maintain relationships with bank processors and digital banking providers; our ability to maintain relationships with marketers; our ability to adapt to changing market conditions, including our ability to adapt to changes in consumer habits, negotiate fee arrangements with new and existing partners and retailers, and develop and launch new services and features; and other risks detailed in the “Risk Factors” section of our Form 10-K filed with the Securities and Exchange Commission on March 1, 2023 and in subsequent periodic reports that we file with the Securities and Exchange Commission. Past performance is not necessarily indicative of future results.
The forward-looking statements included in this press release represent our views as of the date of this press release. We anticipate that subsequent events and developments will cause our views to change. We undertake no intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to the date of this press release.
Non-GAAP Measures and Other Performance Metrics
To supplement the financial measures presented in our press release and related conference call or webcast in accordance with generally accepted accounting principles in the United States (“GAAP”), we also present the following non-GAAP measures of financial performance: billings, adjusted contribution, adjusted EBITDA, adjusted Partner Share and other third party costs, non-GAAP net loss and non-GAAP net loss per share as well as certain other performance metrics, such as monthly active users (“MAUs”), average revenue per user (“ARPU”) and annualized recurring revenue ("ARR").
A “non-GAAP financial measure” refers to a numerical measure of our historical or future financial performance or financial position that is included in (or excluded from) the most directly comparable measure calculated and presented in accordance with GAAP in our financial statements. We provide certain non-GAAP measures as additional information relating to our operating results as a complement to results provided in accordance with GAAP. The non-GAAP financial information presented herein should be considered in conjunction with, and not as a substitute for or superior to, the financial information presented in accordance with GAAP and should not be considered a measure of liquidity. There are significant limitations associated with the use of non-GAAP financial measures. Further, these measures may differ from the non-GAAP information, even where similarly titled, used by other companies and therefore should not be used to compare our performance to that of other companies.We have presented billings, adjusted contribution, adjusted EBITDA, adjusted Partner Share and other third party costs, non-GAAP net income (loss) and non-GAAP net income (loss) per share as non-GAAP financial measures in this press release. Billings represents the gross amount billed to customers and marketers for services in order to generate revenue. Cardlytics platform billings is recognized gross of both Consumer Incentives and Partner Share. Cardlytics platform GAAP revenue is recognized net of Consumer Incentives and gross of Partner Share. Bridg platform billings is the same as Bridg platform GAAP revenue. We define adjusted contribution as a measure by which revenue generated from our marketers exceeds the cost to obtain the purchase data and the digital advertising space from our partners. Adjusted contribution demonstrates how incremental revenue on our platforms generates incremental amounts to support our sales and marketing, research and development, general and administration and other investments. Adjusted contribution is calculated by taking our total revenue less our Partner Share and other third-party costs exclusive of deferred implementation costs, which is a non-cash cost. Adjusted contribution does not take into account all costs associated with generating revenue from advertising campaigns, including sales and marketing expenses, research and development expenses, general and administrative expenses and other expenses, which we do not take into consideration when making decisions on how to manage our advertising campaigns. We define adjusted EBITDA as our net loss before income tax benefit; interest expense, net; depreciation and amortization expense; stock-based compensation expense; foreign currency gain (loss); impairment of goodwill and intangible assets; deferred implementation costs; restructuring and reduction of force costs; acquisition and integration (benefits) costs; and change in fair value of contingent consideration. We define adjusted Partner Share and other third party Costs as our Partner Share and other third party costs excluding non-cash equity expense and amortization of deferred implementation costs. Notably, any impacts related to minimum Partner Share commitments in connection with agreements with certain FI partners are not added back to net loss in order to calculate adjusted EBITDA. We define non-GAAP net loss as our net loss before stock-based compensation expense; foreign currency (gain) loss; acquisition and integration costs (benefits); amortization of acquired intangibles; change in fair value of contingent consideration; impairment of goodwill and intangible assets; income tax benefit; and restructuring and reduction of force costs. We define non-GAAP net loss per share as non-GAAP net loss divided by our weighted-average common shares outstanding, diluted.
We believe the use of non-GAAP financial measures, as a supplement to GAAP measures, is useful to investors in that they eliminate items that are either not part of our core operations or do not require a cash outlay, such as stock-based compensation expense. Management uses these non-GAAP financial measures when evaluating operating performance and for internal planning and forecasting purposes. We believe that these non-GAAP financial measures help indicate underlying trends in the business, are important in comparing current results with prior period results, and are useful to investors and financial analysts in assessing operating performance.
We define MAUs as targetable customers or accounts that have logged in and visited online or mobile applications containing offers from, opened an email containing offers from, or redeemed an offer from the Cardlytics platform during a monthly period. We then calculate a monthly average of these MAUs for the periods presented. We define ARPU as the total revenue generated in the applicable period calculated in accordance with GAAP, divided by the average number of MAUs in the applicable period. We define ARR as the annualized GAAP revenue of the final month in the period presented for the Bridg platform. ARR should not be considered in isolation from, or as an alternative to, revenue prepared in accordance with GAAP. We believe that ARR is an indicator of the Bridg platform’s ability to generate future revenue from existing clients.

CARDLYTICS, INC.
CONSOLIDATED BALANCE SHEETS
(Amounts in thousands)

	December 31,
	2022	2021
Assets
Current assets:
Cash and cash equivalents	$121,905	$233,467
Restricted cash	80	95
Accounts receivable and contract assets, net	115,609	111,085
Other receivables	4,470	6,097
Prepaid expenses and other assets	7,978	7,981
Total current assets	250,042	358,725
Long-term assets:
Property and equipment, net	5,916	11,273
Right-of-use assets under operating leases, net	6,571	10,196
Intangible assets, net	53,475	125,550
Goodwill	352,721	742,516
Capitalized software development costs, net	19,925	13,131
Other long-term assets, net	2,586	2,406
Total assets	$691,236	$1,263,797
Liabilities and stockholders' equity
Current liabilities:
Accounts payable	$3,765	$4,619
Accrued liabilities:
Accrued compensation	10,486	12,136
Accrued expenses	21,335	19,620
Partner Share liability	48,593	46,595
Consumer Incentive liability	53,983	52,602
Deferred revenue	1,751	3,280
Current operating lease liabilities	4,910	6,028
Current contingent consideration	104,121	182,470
Total current liabilities	248,944	327,350
Long-term liabilities:
Convertible senior notes, net	226,047	184,398
Long-term deferred revenue	334	173
Long-term operating lease liabilities	4,306	6,801
Long-term contingent consideration	—	49,825
Other long-term liabilities	—	4,550
Total liabilities	479,631	573,097
Stockholders’ equity:
Common stock	9	9
Additional paid-in capital	1,182,568	1,212,823
Accumulated other comprehensive income	5,598	486
Accumulated deficit	(976,570)	(522,618)
Total stockholders’ equity	211,605	690,700
Total liabilities and stockholders’ equity	$691,236	$1,263,797
CARDLYTICS, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
(Amounts in thousands except per share amounts)

	Three Months Ended December 31,		Year Ended December 31,
	2022	2021	2022	2021
Revenue	$82,503	$90,049	$298,542	$267,116
Costs and expenses:
Partner Share and other third-party costs	42,511	47,459	155,507	141,273
Delivery costs	6,583	6,427	30,403	22,503
Sales and marketing expense	16,825	18,998	74,745	65,996
Research and development expense	14,801	11,811	54,435	38,104
General and administration expense	20,065	17,085	81,446	66,222
Acquisition and integration costs (benefits)	1,395	1,446	(2,874)	24,372
Change in fair value of contingent consideration	(14,030)	(6,367)	(128,174)	1,374
Impairment of goodwill and intangible assets	370,139	—	453,288	—
Depreciation and amortization expense	6,849	9,598	37,544	29,871
Total costs and expenses	465,138	106,457	756,320	389,715
Operating loss	(382,635)	(16,408)	(457,778)	(122,599)
Other (expense) income:
Interest expense, net	(150)	(3,247)	(2,556)	(12,563)
Foreign currency gain (loss)	4,506	(43)	(6,376)	(1,267)
Total other expense	4,356	(3,290)	(8,932)	(13,830)
Loss before income taxes	(378,279)	(19,698)	(466,710)	(136,429)
Income tax benefit	—	7,864	1,446	7,864
Net loss	(378,279)	(11,834)	(465,264)	(128,565)
Net loss attributable to common stockholders	$(378,279)	$(11,834)	$(465,264)	$(128,565)
Net loss per share attributable to common stockholders, basic and diluted	$(11.32)	$(0.35)	$(13.92)	$(3.99)
Weighted-average common shares outstanding, basic and diluted	33,419	33,393	33,419	32,202

CARDLYTICS, INC.
STOCK-BASED COMPENSATION EXPENSE
(Amounts in thousands)

	Three Months Ended December 31,		Year Ended December 31,
	2022	2021	2022	2021
Delivery costs	$266	$482	$2,682	$1,865
Sales and marketing expense	3,170	3,852	11,935	13,780
Research and development expense	3,843	3,197	13,262	10,328
General and administration expense	5,213	5,318	16,807	24,291
Total stock-based compensation expense	$12,492	$12,849	$44,686	$50,264

CARDLYTICS, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(Amounts in thousands)

	Year Ended December 31,
	2022	2021
Operating activities
Net loss	$(465,264)	$(128,565)
Adjustments to reconcile net loss to net cash used in operating activities:
Credit loss expense	2,399	1,702
Depreciation and amortization	37,544	29,871
Amortization of financing costs charged to interest expense	1,595	968
Accretion of debt discount and non-cash interest expense	—	9,513
Amortization of right-of-use assets	6,196	5,783
Impairment of goodwill and intangible assets	453,288	—
Stock-based compensation expense	44,686	50,264
Change in fair value of contingent consideration	(128,174)	1,374
Other non-cash expense, net	6,589	1,343
Deferred implementation costs	—	3,785
Income tax benefit	(1,446)	(7,864)
Change in operating assets and liabilities:
Accounts receivable	(4,546)	(27,936)
Prepaid expenses and other assets	535	(1,466)
Accounts payable	(893)	1,260
Other accrued expenses	(9,516)	(905)
Partner Share liability	1,721	9,139
Customer Incentive liability	1,382	13,211
Net cash used in operating activities	(53,904)	(38,523)
Investing activities
Acquisition of property and equipment	(1,171)	(3,108)
Acquisition of patents	(175)	(133)
Capitalized software development costs	(12,140)	(9,323)
Business acquisitions, net of cash acquired	(2,274)	(494,131)
Net cash used in investing activities	(15,760)	(506,695)
Financing activities
Principal payments of debt	(35)	—
Proceeds from issuance of common stock	379	486,388
Deferred equity issuance costs	(157)	(190)
Repurchase of common stock	(40,000)	—
Debt issuance costs	(174)	(200)
Net cash (used in) received from financing activities	(39,987)	485,998
Effect of exchange rates on cash, cash equivalents and restricted cash	(1,926)	(567)
Net decrease in cash, cash equivalents and restricted cash	(111,577)	(59,787)
Cash, cash equivalents, and restricted cash — Beginning of period	233,562	293,349
Cash, cash equivalents, and restricted cash — End of period	$121,985	$233,562

CARDLYTICS, INC.
SUMMARY OF GAAP AND NON-GAAP RESULTS
(Dollars in thousands)

	Three Months Ended December 31,		Change		Year Ended December 31,		Change
	2022	2021	$	%	2022	2021	$	%
Billings(1)	$126,116	$133,973	$(7,857)	(6)%	$442,477	$394,075	$48,402	12%
Consumer Incentives	43,613	43,924	(311)	(1)	143,935	126,959	16,976	13
Revenue	82,503	90,049	(7,546)	(8)	298,542	267,116	31,426	12
Adjusted Partner Share and other third-party costs(1)	42,511	46,017	(3,506)	(8)	155,507	137,488	18,019	13
Adjusted contribution(1)	39,992	44,032	(4,040)	(9)	143,035	129,628	13,407	10
Delivery costs	6,583	6,427	156	2	30,403	22,503	7,900	35
Deferred implementation costs	—	1,442	(1,442)	(100)	—	3,785	(3,785)	(100)
Gross profit	$33,409	$36,163	$(2,754)	(8)%	$112,632	$103,340	$9,292	9%
Net loss	$(378,279)	$(11,834)	$(366,445)	n/a	$(465,264)	$(128,565)	$(336,699)	n/a
Adjusted EBITDA(1)	$(6,137)	$2,560	$(8,697)	n/a	$(45,169)	$(12,220)	$(32,949)	n/a
(1)Billings, adjusted Partner Share and other third-party costs, adjusted contribution and adjusted EBITDA are non-GAAP measures. Reconciliations of these non-GAAP measures to the most comparable GAAP measures are presented below under the headings "Reconciliation of GAAP Revenue to Billings", "Reconciliation of GAAP Gross Profit to Adjusted Contribution" and "Reconciliation of GAAP Net Loss to Adjusted EBITDA."

CARDLYTICS, INC.
RECONCILIATION OF GAAP REVENUE TO BILLINGS
(Amounts in thousands)

	Three Months Ended December 31, 2022			Three Months Ended December 31, 2021
	Cardlytics Platform	Bridg Platform	Consolidated	Cardlytics Platform	Bridg Platform	Consolidated
Revenue	$76,647	$5,856	$82,503	$86,686	$3,363	$90,049
Plus:
Consumer Incentives	43,613	—	43,613	43,924	—	43,924
Billings	$120,260	$5,856	$126,116	$130,610	$3,363	$133,973

	Year Ended December 31, 2022			Year Ended December 31, 2021
	Cardlytics Platform	Bridg Platform	Consolidated	Cardlytics Platform	Bridg Platform	Consolidated
Revenue	$277,185	$21,357	$298,542	$258,754	$8,362	$267,116
Plus:
Consumer Incentives	143,935	—	143,935	126,959	—	126,959
Billings	$421,120	$21,357	$442,477	$385,713	$8,362	$394,075

CARDLYTICS, INC.
RECONCILIATION OF GAAP GROSS PROFIT TO ADJUSTED CONTRIBUTION
(Amounts in thousands)

	Three Months Ended December 31, 2022			Three Months Ended December 31, 2021
	Cardlytics Platform	Bridg Platform	Consolidated	Cardlytics Platform	Bridg Platform	Consolidated
Revenue	$76,647	$5,856	$82,503	$86,686	$3,363	$90,049
Minus:
Partner Share and other third-party costs	42,375	136	42,511	47,274	185	47,459
Delivery costs(1)	5,271	1,312	6,583	4,618	1,809	6,427
Gross profit	29,001	4,408	33,409	34,794	1,369	36,163
Plus:
Delivery costs(1)	5,271	1,312	6,583	4,618	1,809	6,427
Deferred implementation costs(2)	—	—	—	1,442	—	1,442
Adjusted contribution	$34,272	$5,720	$39,992	$40,854	$3,178	$44,032
(1)Stock-based compensation expense recognized in consolidated delivery costs totaled $0.3 million and $0.5 million for the three months ended December 31, 2022 and 2021, respectively.
(2)Deferred implementation costs is excluded from adjusted Partner Share and other third-party costs as follows (in thousands):

	Three Months Ended December 31, 2022			Three Months Ended December 31, 2021
	Cardlytics Platform	Bridg Platform	Consolidated	Cardlytics Platform	Bridg Platform	Consolidated
Partner Share and other third-party costs	$42,375	$136	$42,511	$47,274	$185	$47,459
Minus:
Deferred implementation costs	—	—	—	1,442	—	1,442
Adjusted Partner Share and other third-party costs	$42,375	$136	$42,511	$45,832	$185	$46,017

CARDLYTICS, INC.
RECONCILIATION OF GAAP GROSS PROFIT TO ADJUSTED CONTRIBUTION
(Amounts in thousands)

	Year Ended December 31, 2022			Year Ended December 31, 2021
	Cardlytics Platform	Bridg Platform	Consolidated	Cardlytics Platform	Bridg Platform	Consolidated
Revenue	$277,185	$21,357	$298,542	$258,754	$8,362	$267,116
Minus:
Partner Share and other third-party costs	154,204	1,303	155,507	140,864	409	141,273
Delivery costs(1)	24,112	6,291	30,403	18,111	4,392	22,503
Gross profit	98,869	13,763	112,632	99,779	3,561	103,340
Plus:
Delivery costs(1)	24,112	6,291	30,403	18,111	4,392	22,503
Deferred implementation costs(2)	—	—	—	3,785	—	3,785
Adjusted contribution	$122,981	$20,054	$143,035	$121,675	$7,953	$129,628
(1)Stock-based compensation expense recognized in consolidated delivery costs totaled $2.7 million and $1.9 million for the years ended December 31, 2022 and 2021, respectively.
(2)Deferred implementation costs is excluded from adjusted Partner Share and other third-party costs as follows (in thousands):

	Year Ended December 31, 2022			Year Ended December 31, 2021
	Cardlytics Platform	Bridg Platform	Consolidated	Cardlytics Platform	Bridg Platform	Consolidated
Partner Share and other third-party costs	$154,204	$1,303	$155,507	$140,864	$409	$141,273
Minus:
Deferred implementation costs	—	—	—	3,785	—	3,785
Adjusted Partner Share and other third-party costs	$154,204	$1,303	$155,507	$137,079	$409	$137,488

CARDLYTICS, INC.
RECONCILIATION OF GAAP NET LOSS TO ADJUSTED EBITDA
(Amounts in thousands)

	Three Months Ended December 31,		Year Ended December 31,
	2022	2021	2022	2021
Net loss	$(378,279)	$(11,834)	$(465,264)	$(128,565)
Plus:
Interest expense, net	150	3,247	2,556	12,563
Depreciation and amortization	6,849	9,598	37,544	29,871
Stock-based compensation expense	12,492	12,849	44,686	50,264
Acquisition and integration costs (benefits)	1,395	1,446	(2,874)	24,372
Change in fair value of contingent consideration	(14,030)	(6,367)	(128,174)	1,374
Foreign currency (gain) loss	(4,506)	43	6,376	1,267
Impairment of goodwill and intangible assets	370,139	—	453,288	—
Restructuring and reduction of force	(347)	—	8,139	713
Income tax benefit	—	(7,864)	(1,446)	(7,864)
Deferred implementation costs	—	1,442	—	3,785
Adjusted EBITDA	$(6,137)	$2,560	$(45,169)	$(12,220)

CARDLYTICS, INC.
RECONCILIATION OF ADJUSTED CONTRIBUTION TO ADJUSTED EBITDA
(Amounts in thousands)

	Three Months Ended December 31, 2022			Three Months Ended December 31, 2021
	Cardlytics Platform	Bridg Platform	Consolidated	Cardlytics Platform	Bridg Platform	Consolidated
Adjusted Contribution	$34,272	$5,720	$39,992	$40,854	$3,178	$44,032
Minus:
Delivery costs	5,271	1,312	6,583	4,618	1,809	6,427
Sales and marketing expense	14,484	2,341	16,825	17,435	1,564	18,998
Research and development expense	13,002	1,799	14,801	10,531	1,280	11,811
General and administration expense	19,070	995	20,065	15,708	1,376	17,085
Stock-based compensation expense	(12,309)	(183)	(12,492)	(11,169)	(1,681)	(12,849)
Restructuring and reduction of force	347	—	347	—	—	—
Adjusted EBITDA	$(5,593)	$(544)	$(6,137)	$3,731	$(1,170)	$2,560

	Year Ended December 31, 2022			Year Ended December 31, 2021
	Cardlytics Platform	Bridg Platform	Consolidated	Cardlytics Platform	Bridg Platform	Consolidated
Adjusted Contribution	$122,981	$20,053	$143,034	$121,675	$7,953	$129,628
Minus:
Delivery costs	24,112	6,290	30,402	18,170	4,333	22,503
Sales and marketing expense	67,830	6,915	74,745	62,771	3,225	65,996
Research and development expense	47,579	6,856	54,435	35,393	2,711	38,104
General and administration expense	79,069	2,377	81,446	63,379	2,843	66,222
Stock-based compensation expense	(43,490)	(1,196)	(44,686)	(47,223)	(3,041)	(50,264)
Restructuring and reduction of force	(8,139)	—	(8,139)	(713)	—	(713)
Adjusted EBITDA	$(43,980)	$(1,189)	$(45,169)	$(10,102)	$(2,118)	$(12,220)

CARDLYTICS, INC.
RECONCILIATION OF GAAP NET LOSS TO NON-GAAP NET LOSS AND NON-GAAP NET LOSS PER SHARE
(Amounts in thousands except per share amounts)

	Three Months Ended December 31,		Year Ended December 31,
	2022	2021	2022	2021
Net loss	$(378,279)	$(11,834)	$(465,264)	$(128,565)
Plus:
Stock-based compensation expense	12,492	12,849	44,686	50,264
Foreign currency (gain) loss	(4,506)	43	6,376	1,267
Acquisition and integration costs (benefits)	1,395	1,446	(2,874)	24,372
Amortization of acquired intangibles	3,459	6,703	25,019	19,712
Change in fair value of contingent consideration	(14,030)	(6,367)	(128,174)	1,374
Impairment of goodwill and intangible assets	370,139	—	453,288	—
Restructuring and reduction of force	(347)	—	8,139	713
Income tax benefit	—	(7,864)	1,446	(7,864)
Non-GAAP net loss	$(9,677)	$(5,024)	$(57,358)	$(38,727)
Weighted-average number of shares of common stock used in computing non-GAAP net loss per share:
Non-GAAP weighted-average common shares outstanding, diluted	33,419	33,393	33,419	32,202
Non-GAAP net loss per share attributable to common stockholders, diluted	$(0.29)	$(0.15)	$(1.72)	$(1.20)

CARDLYTICS, INC.
RECONCILIATION OF FORECASTED GAAP REVENUE TO BILLINGS
(Amounts in millions)

Q1 2023 Guidance
Revenue	$54.0 - $63.0
Plus:
Consumer Incentives	$29.0 - $31.0
Billings	$84.0 - $93.0

Contacts:
Investor Relations:
Robert Robinson
Corporate Development & IR
ir@cardlytics.com